Listing Report:Supplement No. 88 dated Nov 26, 2012 to Prospectus dated Oct 05, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 05, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 05, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 628492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	1.49%
Term:	60 months

Lender yield:	9.42%	Borrower rate/APR:	10.42% / 12.65%	Monthly payment:	$182.36

Lender servicing fee:	1.00%	Effective Yield*:	9.25%
		Estimated return*:	7.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1999	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,501	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	skillful-ore3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate and pay off credit card debt. I wish to set up a consistent payment schedule and to reduce the interest on this debt in order to pay it off.

My financial situation: I have a salaried position which covers all of my expenses. I am financially responsible and do not miss payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 651634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2001	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	10y 11m
Amount delinquent:	$597	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,889	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	engrossing-leverage2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2011)
Principal balance:	$2,535.78	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Combine debt into one payment at a low interest rate.

My financial situation:
I am a good candidate for this loan because... I am current on all loans, have no car payments and am looking to consolidate and pay off the loan amount quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 670094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$301.94

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,970	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	leverage-sniffer197	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Travel and Business Abroad
Purpose of loan:
This loan will be used to...
fund travel and business research in Russia and Asia
My financial situation:
I am a good candidate for this loan because...
I am an architect with a master's degree and work experience which provides stable employment even while traveling and self-employed, and will allow me to return to a typical architect's salary when I return to the United States.

Monthly net income: $1500
Monthly expenses: $200
Housing: $0 (I teach at a university and they house me for free)
Insurance: $0 (1 year, paid in advance)
Car expenses: $0 (no car)
Utilities: $0 (free with room)
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $20
Credit cards and other loans: $50
Other expenses: $100

These may seem like low numbers, because they are. Living in Russia and various countries in Asia is not very expensive, and I am an experienced traveler with the ability to live frugally and find creative ways to live.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 670754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,271	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	impartial-dinero9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to. assist with some new business activities.

My financial situation: I have a good business that has relied solely on personal investment rather than loans.
I am a good candidate for this loan because I have a great business and reputation with potential for further growth in the next year and beyond.

Monthly net income: $ 12,083
Monthly expenses: $ 2500
Housing: $
Insurance: $ 200
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,800.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$88.25

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2000	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	1y 6m
Amount delinquent:	$88	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,378	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	unabashed-p2p1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt. I have a high-interest credit card and am looking to pay it off at a cheaper rate.

My financial situation:
I am a good candidate for this loan because I am motivated to get rid of my credit card debt so that I can go to grad school and start saving for a house. I can't move forward with this monkey on my back and I am looking to do so. In the past year, I have decreased my expenses so that I am already decreasing my debt. This loan will help me do so even further. Thank you for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$410.29

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2003	Debt/Income ratio:	38%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,804	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	generosity-venture2	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...pay of credit cards

My financial situation:
I am a good candidate for this loan because...i pay my bills early

Monthly net income: $3400
Monthly expenses: $
Housing: $none
Insurance: $107
Car expenses: $539
Utilities: $
Phone, cable, internet: $120
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$250.76

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	15y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,158	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	first-precious-truth	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation: Behind on my bills due to a slow down in our economy the last 3 years
I am a good candidate for this loan because...I work hard, I am a hands on owner. I have made some positive changes to my business, but it takes time for them to reflect on the bottom line. I pay myself a small wage,to get by,my fiance' takes care of most major bills.

Monthly net income: $22,000.00
Monthly expenses: $
Housing: $0
Insurance: $700.00
Car expenses: $278.00
Utilities: $0
Phone, cable, internet: $250.00
Food, entertainment: $50.00
Clothing, household expenses: $0
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$278.00

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2000	Debt/Income ratio:	17%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,621	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	commanding-contract	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
I'd like to consolidate credit card payments

My financial situation:
I have been with my employer for over 4yrs and I have been at my residence for over 8 years. I am not one to miss a payment and I am here to try to pay my debt down one chunk at a time. Thank you for your consideration.

Monthly net income: $3000
Monthly expenses: $2200
Housing: $900
Insurance: $67
Car expenses: $0 - Paid in full
Utilities: $200
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $575
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 674322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	12.46%	Borrower rate/APR:	13.46% / 15.75%	Monthly payment:	$574.73

Lender servicing fee:	1.00%	Effective Yield*:	12.05%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2003	Debt/Income ratio:	29%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,086	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	dreamer290	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan: To help finance a small business venture in the digital advertisement industry.

This loan will be used to... Purchase startup equipment and access to remote server which will host the advertisements.

My financial situation:
I am a good candidate for this loan because... I have steady employment. I have never defaulted on a debt. I am confident that my business plan will be successful.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 675550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Estimated loss*:	5.49%
Term:	60 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 21.82%	Monthly payment:	$274.63

Lender servicing fee:	1.00%	Effective Yield*:	17.39%
		Estimated return*:	11.90%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1996	Debt/Income ratio:	9%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	9y 3m
Amount delinquent:	$16,079	Total credit lines:	37	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,980	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	charmer350	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
consolidate debt
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 4400
Monthly expenses: $
Housing: $ 2000
Insurance: $ 43.17
Car expenses: $ 50
Utilities: $60
Phone, cable, internet: $125
Food, entertainment: $50
Clothing, household expenses: $ 50
Credit cards and other loans: $ 7000 (what I need to consolidate)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$420.80

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2000	Debt/Income ratio:	45%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,100	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	commerce-willow1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I usually pay more than the minimun payment

Monthly net income: $2400-2600
Monthly expenses: $
Housing: $680.00
Insurance: $150.00
Car expenses: $272.00
Utilities: $100.00
Phone, cable, internet: $160.00
Food, entertainment: $200.00
Clothing, household expenses: $50.00
Credit cards and other loans: $400.00
Other expenses: $400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$233.70

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1976	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	22y 11m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,456	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	happy-reward55	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: This loan will be used to...My financial situation: I am a good candidate for this loan because...Monthly net income: $Monthly expenses: $Housing: $Insurance: $Car expenses: $Utilities: $Phone, cable, internet: $Food, entertainment: $Clothing, household expenses: $Credit cards and other loans: $Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	26%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,500	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	investment-visionary1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit debt.

My financial situation:
I am a good candidate for this loan because I am employed full-time and earn $50,176.00 annually. I have worked for my present employer for 7 years and 10 months. I worked 18 years with my previous employer who went out of business.

Monthly net income: $3,340
Monthly expenses: $
Housing: $474.00
Insurance: $35.00
Car expenses: $447.00
Utilities: $168.00
Phone, cable, internet: $157
Food, entertainment: $400
Clothing, household expenses: $50.00
Credit cards and other loans: $350
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1994	Debt/Income ratio:	5%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,295	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	129%
		Homeownership:	Yes
Screen name:	penny-steward8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle - Ducati SportClassic
Purpose of loan: Fund purchase Ducati SportClassic 1000 Biposto
This loan will be used to...Purchase Ducati SportClassic 1000 Biposto

My financial situation: Very Good
I am a good candidate for this loan because... I will be funding half the purchase with cash and the collateral (bike) is well worth twice the loan amount. This is a collector bike that will only continue to grow in value. They are no longer manufactured/sold new in the US. The loan will be paid-off in March 2013 when stock and bonus vest.

Monthly net income: $ 14,000
Monthly expenses: $ 4,000
Housing: $ 2,500
Insurance: $ 600
Car expenses: $ 600
Utilities: $ 400
Phone, cable, internet: $400
Food, entertainment: $ 800
Clothing, household expenses: $ 400
Credit cards and other loans: $1000
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$72.04

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1991	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 3	Length of status:	1y 9m
Amount delinquent:	$173	Total credit lines:	12	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,888	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	worldly-penny7	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1991	Debt/Income ratio:	30%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	19 / 19	Length of status:	22y 10m
Amount delinquent:	$59	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,990	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	lovely-greenback00	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	20.18%	Borrower rate/APR:	21.18% / 23.66%	Monthly payment:	$407.32

Lender servicing fee:	1.00%	Effective Yield*:	18.95%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	17y 7m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,918	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	sharp-treasure969	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consoliate debt

My financial situation:
I am a good candidate for this loan because... i have a steady job and can repay quickly and would like to get rid of all my credit card debit.

Monthly net income: $ 6000
Monthly expenses: $ 1000
Housing: $ 1250
Insurance: $ 200
Car expenses: $ 350
Utilities: $ 300
Phone, cable, internet: $ 200
Food, entertainment: $ 600
Clothing, household expenses: $ 300
Credit cards and other loans: $ 700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$284.39

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2006	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,242	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	orange-vigilance-whomper	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $1650
Housing: $ 700
Insurance: $300
Car expenses: $250
Utilities: $ 50
Phone, cable, internet: $50
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$21,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,700	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$742.35

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	31%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	26y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,870	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	red-wampum-stronghold	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1998	Debt/Income ratio:	24%
Credit score:	780-799 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	wise-bazaar-trooper	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $
Housing: $600
Insurance: $100
Car expenses: $200
Utilities: $150
Phone, cable, internet: $70
Food, entertainment: $50
Clothing, household expenses: 20
Credit cards and other loans: $20
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$941.75

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1984	Debt/Income ratio:	21%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,964	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	awe-inspiring-bill5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...CONSOLIDATE DEPT.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $9000
Monthly expenses: 200
Housing: $3000
Insurance: $200
Car expenses: $500
Utilities: $300
Phone, cable, internet: $300
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $700
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$372.60

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1994	Debt/Income ratio:	34%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	17y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,358	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	value-victor8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000.00
Monthly expenses:Housing: $502.75
Insurance: $43.00
Car expenses: $300.00
Utilities: $100.00
Phone, cable, internet: $75.00
Food, entertainment: $300.00
Clothing, household expenses: $150.00
Credit cards and other loans: 700.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$559.83

Lender servicing fee:	1.00%	Effective Yield*:	6.41%
		Estimated return*:	5.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1992	Debt/Income ratio:	13%
Credit score:	800-819 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$459,992	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	opera	Borrower's state:	Florida	Borrower's group:	Professors
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	800-819 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2011) 800-819 (Feb-2007) 860-879 (Jun-2006)
Principal balance:	$6,244.12	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Debt consolidation
Purpose of loan:
Debt Consolidation

My financial situation:
I am a good candidate for this loan because I have always paid my loans. See prior listings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$188.35

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1997	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	2y 0m
Amount delinquent:	$64	Total credit lines:	19	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,353	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	professional-note1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,800.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,560	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$350.21

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1996	Debt/Income ratio:	38%
Credit score:	780-799 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,582	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	applelover77	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	780-799 (Latest)
Principal borrowed:	$21,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2011)
Principal balance:	$14,198.19	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Business
This loan will be used to purchase 2 reach in coolers for my floral business. We have owned the business for over 4 years. The actual floral shop has been in business for over 50 years. Last year we were over 15% up in sales and this year we are continuing the same trend with sales over 13% up over last year. Financing through Prosper gives me a more competitive rate than the bank or manufacturer. I am a successful business owner and pride myself in paying my bills on time. I have another prosper loan and have always paid 20 days before the bill is due. I hope you consider in assisting me grow my business. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$308.89

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1993	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	40y 11m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,326	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	community-mastery6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income:3,800
Monthly expenses: $300
Housing: $552
Insurance: $41
Car expenses: $none
Utilities: $160
Phone, cable, internet: $174
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	19.81%	Borrower rate/APR:	20.81% / 23.28%	Monthly payment:	$161.68

Lender servicing fee:	1.00%	Effective Yield*:	18.63%
		Estimated return*:	12.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1994	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,247	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	highlyfavored444	Borrower's state:	Connecticut	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 10% )	680-699 (Dec-2011)
Principal balance:	$2,842.02	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Other
Purpose of loan
This loan will be used to...CONSOLIDATE BILLS AND HELP FAMILY MEMBER IN CRISIS.

My financial situation:
I am a good candidate for this loan because...I AM DEPENDABLE, RELIABLE, AND RESPONSIBLE.

Monthly net income: $2600
Monthly expenses: $1780
Housing: $700
Insurance: $
Car expenses: $
Utilities: $125
Phone, cable, internet: $195
Food, entertainment: $280
Clothing, household expenses: $80
Credit cards and other loans: $150
Other expenses: $65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	7.49%
Term:	36 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$147.41

Lender servicing fee:	1.00%	Effective Yield*:	17.14%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1995	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,498	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	loequity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2011)
Principal balance:	$2,544.98	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay current propser loan that I have and other bills.

My financial situation:
I am a good candidate for this loan because I have paid my bills on time with prosper and other creditors. My credit has improved and this loan will lower my current rate with the propser loan and help me pay off some other bills. I currently have a car payment that only has two more payments($450/month) left which helps me free up some money to get on the right track again. This money will not be used to pay that remainder of the car off.

Monthly net income: $2,240
Monthly expenses: $
Housing: $250
Insurance: $
Car expenses: $ 200
Utilities: $0
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $50
Credit cards and other loans: $125
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1992	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	25y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,240	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	peso-microscope2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$395.91

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1991	Debt/Income ratio:	32%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,963	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	finance-plato4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...pay off credit cards and lines of credit

My financial situation: Is good
I am a good candidate for this loan because...I will be able to make one payment better than making the separate payments with different interest rates and times of month.

Monthly net income: $ 63,100
Monthly expenses: $ 1000.00
Housing: $ 500.00
Insurance: $ 500.00
Car expenses: $ 500.00
Utilities: $ 200.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 400.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 1000.00
Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	16.52%	Borrower rate/APR:	17.52% / 19.91%	Monthly payment:	$301.60

Lender servicing fee:	1.00%	Effective Yield*:	15.76%
		Estimated return*:	11.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1999	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,128	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	mermaid186	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards
Purpose of loan:
This loan will be used to...payoff credit cards and medical bills

My financial situation:
I am a good candidate for this loan because...it will allow me to payoff bills faster

Monthly net income: $3000
Monthly expenses: $
Housing: $925
Insurance: $50
Car expenses: $30
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,400	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	13.21%	Borrower rate/APR:	14.21% / 16.52%	Monthly payment:	$514.30

Lender servicing fee:	1.00%	Effective Yield*:	12.74%
		Estimated return*:	9.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1985	Debt/Income ratio:	25%
Credit score:	760-779 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,676	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	sentimental-capital359	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my credit card debt

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$321.45

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1976	Debt/Income ratio:	7%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$4,456	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	encouraging-value949	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to help pay off medical expenses for both myself when on private insurance and most of the expenses were out -of-pocket and also medical bills off my credit card that were put out my pets who both have medical conditions that require treatment.

My financial situation:
I am a good candidate for this loan because although I had a bankruptcy it was only because I was laid off from my job and now I have a full-time job with an good salary. I have always paid my bills on time and have always paid more than the minimum on my credit cards. I want to just have one payment to make instead of different ones to the hospital and the medical expenses on my cards. It will make it easier to keep track of what I owe.

Please consider me for this loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$584.25

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1998	Debt/Income ratio:	53%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 24	Length of status:	17y 10m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,503	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	dedication-supernova6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To pay off credit cards and one old loan that I did for my sister.
This loan will be used to... consolidated most of my credit card debts

My financial situation: OK- Working 40 hrs p/week but I'm paying a very high APR's.
I am a good candidate for this loan because...
I'm a very responsible person.

Monthly net income: $3000.00
Monthly expenses: $200.00
Housing: $0
Insurance: $147.00
Car expenses: $150.00
Utilities: $50.00
Phone, cable, internet: $200.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1400.00
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,200.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,200	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$79.25

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2007	Debt/Income ratio:	12%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,594	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	return-giant4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to...
Purchase an Engagement Ring.
My financial situation:
I am a good candidate for this loan because...
I have a great job with low risk of unemployment. I am scheduled for a 3,000 dollar raise in January and a 3,600 dollar bonus in March.

Monthly net income: $3,000
Monthly expenses: $1,700
Housing: $900
Insurance: $70
Car expenses: $0
Utilities: $60
Phone, cable, internet: $90
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $80
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	72	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,767	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	kind-shiny-camaraderi	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Fresh and Helping Family
Purpose of loan: Help parents and start new life
This loan will be used to... help parents

My financial situation: stable
I am a good candidate for this loan because... I am starting fresh in life and this will help

Monthly net income: $3000
Monthly expenses: $500
Housing: $0
Insurance: $132
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$160.73

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$746	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	jmhuot	Borrower's state:	Pennsylvania	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2012) 540-559 (Sep-2006)
Principal balance:	$699.59	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Auto
Purpose of loan: To purchase a new car.

My financial situation: Very good.

I am a good candidate for this loan because I pay my bills on time and never let my debt load, including utility bills, exceed 30% of my gross monthly income. Thanks for reading and considering funding my loan. Have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.25%
Term:	12 months

Lender yield:	17.63%	Borrower rate/APR:	18.63% / 26.48%	Monthly payment:	$183.96

Lender servicing fee:	1.00%	Effective Yield*:	16.18%
		Estimated return*:	5.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1979	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,650	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	kindness-arboretum0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Dec-2011)
Principal balance:	$182.25	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Medical/Dental
Purpose of loan: Needed to have emergency dental work
This loan will be used to pay for emergency dental work not covered by my insurance

My financial situation is stable; continually employed full time
I am a good candidate for this loan because I'm already a Prosper client and have paid on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1996	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	benevolent-responsibility9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to put a new transmission in my automobile--a Lexus.

My financial situation:
I am a good candidate for this loan because I only have student loan debt, live by myself and have no dependencies.

Monthly net income: $1500
Monthly expenses: $995
Housing: $600
Insurance: $65
Car expenses: $0
Utilities: $180
Phone, cable, internet: $25
Food, entertainment: $125
Clothing, household expenses: $80
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$232.84

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2008	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,484	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	reward-youngster3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Loan to bridge employment gap
Purpose of loan:
I've just accepted a new position at a large technology company on the West Coast. The role doesn't start until the new year, but accepting the offer means I can no longer receive the funding I've had through my University as a PhD student. This loan will be used to cover living expenses until my new job begins as well as covering any relocation expenses not covered by my new employer (rental application fees, deposits, etc.)

My financial situation:
I am a good candidate for this loan because I have a good credit history and will be starting a full time, well-paying job in January. I only need this loan to help bridge the gap between ending my University funding and beginning my new career.

(Note that while the net income below is based on my new role, the expenses are based on my current situation as I'm not sure how these will change when I move)
Monthly net income: $8,283
Monthly expenses: ~$2000
Housing: $885
Insurance: $200
Car expenses: $0
Utilities: $200
Phone, cable, internet: ~$100
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$444.35

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2002	Debt/Income ratio:	30%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,849	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	hopeful-worth9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate debt. Over the past two years I've recieved a couple of promotions at work and I am very stable financially. However, before this period being early out of college with kids and a wife that couldn't work I accumilated a lot of debt. I'm now able to increase the payments, but I'm paying serveral different creditors. I have a good credit score and regardless of the debt have never missed a payment or failed to pay a loan off. I just want to pay one bill and the banks still aren't lending.

My financial situation:
I am a good candidate for this loan because...I have a very good source of income over the past two years and I have always been on time with payments and never failed to pay a loan off.

Monthly net income: $5500
Monthly expenses: $400
Housing: $0
Insurance: $200
Car expenses: $250
Utilities: $300
Phone, cable, internet: $140
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $1400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$230.05

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1989	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	17y 10m
Amount delinquent:	$0	Total credit lines:	33	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$119
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ready-credit596	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1500
Monthly expenses: $900
Housing: $400
Insurance: $67
Car expenses: $158
Utilities: $85
Phone, cable, internet: $
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$143.29

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1994	Debt/Income ratio:	33%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,726	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	blackcricket	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	760-779 (Nov-2011)
Principal balance:	$4,627.87	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off 2 credit cards,loan at the bank..

My financial situation:
I am a good candidate for this loan because...I am still at my job and still get SS and pension checks..

Monthly net income: $2800.00
Monthly expenses: $2177.00
Housing: $690.00
Insurance: $31.00
Car expenses: $72.00
Utilities: $100.00
Phone, cable, internet: $154.00
Food, entertainment: $150.00
Clothing, household expenses: $100.00
Credit cards and other loans: $683.00
Other expenses: $45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	7.49%
Term:	36 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$92.13

Lender servicing fee:	1.00%	Effective Yield*:	17.14%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1995	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	65	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,975	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	rchase14	Borrower's state:	Florida	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 5	On-time:	79 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,400.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2011) 640-659 (Dec-2010) 620-639 (Nov-2009) 640-659 (Dec-2007)
Principal balance:	$1,479.71	31+ days late:	0 ( 0% )
Total payments billed:	79
Description
Debt consolidation (last time)
Purpose of loan: To pay off old debt (credit cards and part or all of current prosper loan)
This loan is to finish paying off old credit card debt and to refinance my current prosper loan to a lower rate. I've paid off some debt earlier in the year but am looking to have less debt since my wife is almost done with Graduate school. We will need to begin paying back student loans which are currently in deferment.

Looking to pay off 3 credit cards that have been closed already for a few months. Paying these off will free up roughly $275. Any extra money will go toward paying down current prosper loan.

My financial situation:
I am a good candidate for this loan because...I have a stable income over 10 yrs now with the same company and I recently received a pay raise.

monthly income: $3,300
child support income: $291.20
total income: 3591.20

Monthly expenses: $ 2,886
Housing: $ 678.00
car Insurance: $ 180.00
Car expenses: $480 ($380 for gas and $100 estimated repairs)
Car payment: $252
Utilities: $ 255 (electric & water)
Phone, cable, internet: $ 130
Food: $ 500
Clothing, household expenses $50
Credit cards and other loans: $ 275.00 (getting this loan will help close 3 credit accounts and free up this money, accounts are already closed)
Prosper loan payment: $86.00
Other expenses: $ na
Left over: $705
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$177.74

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1983	Debt/Income ratio:	13%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,402	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	economy-sprout8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$397.33

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1997	Debt/Income ratio:	69%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,854	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	brightest-kindness-willow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...put my bills together

My financial situation: ok
I am a good candidate for this loan because...i pay on time

Monthly net income: $32,000.00
Monthly expenses: $770.00
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $100.
Phone, cable, internet: $39.00
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $650
Other expenses: $40.00
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$395.91

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1987	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,155	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	pesoasaurus-rex6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real EstateBusiness Investment
Purpose of loan:
This loan will be used to...
Fix and sell a condominium I own outright.

My financial situation: I own two condominiums in addition to my house, and am in the process of preparing them for sale. i currently have an $80,000 to $100,000 equity position with no mortgage on these condominiums. I'm looking to upgrade and sell one, then reinvesting in other real estate upon securing a better cash position.

I am a good candidate for this loan because...
I can manage my financial condition without this loan. I'm seeking this loan to accelerate the turnover process on my real estate investments.

Monthly net income: $4,700 (Plus benefits)
Monthly expenses: $
Housing: $466
Insurance: $183
Car expenses: $290
Utilities: $220
Phone, cable, internet: $80
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1986	Debt/Income ratio:	15%
Credit score:	760-779 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,935	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	brightest-bill-catapult	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan: Pay back taxes
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...Always paid back what I borrowed on or before loan due dates

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1998	Debt/Income ratio:	49%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,851	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	silver-producer	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011) 620-639 (Dec-2010) 700-719 (Nov-2010) 640-659 (Nov-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Home improvement
Purpose of loan:
This loan will be used to... Update my house

My financial situation:
I am a good candidate for this loan because... this will be my third prosper loan, never late on paying ANYTHING. The expenses listed below are my half, wife pays the other half.

Monthly net income: $2850.00
Monthly expenses: $1599
Housing: $375
Insurance: $54
Car expenses: $275
Utilities: $100
Phone, cable, internet: $45
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $250
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,900.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,530	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$304.66

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1997	Debt/Income ratio:	33%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	9y 6m
Amount delinquent:	$93	Total credit lines:	23	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,937	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	a-marketplace-caramel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2012)
Principal balance:	$11,709.09	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $67,000
Monthly expenses: $40,000
Housing: $0
Insurance: $1000
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $0
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$319.93

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2003	Debt/Income ratio:	28%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 15	Length of status:	3y 4m
Amount delinquent:	$353	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,611	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	transparency-sphinx1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation Assistance
Purpose of loan: To assist with relocation from Texas to North Carolina
This loan will be used to... Assist with moving expenses

My financial situation: is very good
I am a good candidate for this loan because... I am accepting a promotion that will increase my annual income by 30 K per year and I have never defaulted on a financial obligation.

Monthly net income: $ 2600
Monthly expenses: $ 0
Housing: $ 0
Insurance: $ 80
Car expenses: $ 208
Utilities: $ 300
Phone, cable, internet: $ 65
Food, entertainment: $ 300
Clothing, household expenses: $ 250
Credit cards and other loans: $600
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$75.34

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1972	Debt/Income ratio:	Not calculated
Credit score:	860-879 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	13y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,789	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	diplomatic-economy0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Green Loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 1100.00
Monthly expenses: $
Housing: $ 170
Insurance: $90
Car expenses: $0
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$80.22

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1996	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 9	Length of status:	19y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,308	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	kindness-trajectory8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to...make several auto repairs

My financial situation:
I am a good candidate for this loan because...I have worked at the same employer for 20 years and have been in my home for 17

Monthly net income: $3049
Monthly expenses: $
Housing: $642
Insurance: $85
Car expenses: $150
Utilities: $195
Phone, cable, internet: $195
Food, entertainment: $600
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2003	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,685	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	systematic-funds6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my credit card debts payments into one payment of lower interest.

My financial situation:
I am a good candidate for this loan because:
- I have a job that pays well; I don't have a delinquent credit history for the past 5 years; I pay my debts and haven't been late in the past 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,300.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,010	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$164.20

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1985	Debt/Income ratio:	10%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	3 / 2	Length of status:	0y 0m
Amount delinquent:	$80	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	income-party3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$457.31

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1991	Debt/Income ratio:	50%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,236	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	p2p-detective3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to. Consolidate bills and lower monthnly payments..

My financial situation:
I am a good candidate for this loan because. I have a long history of paying my bills and plan on working another 4 years as a home health RN

Monthly net income: $4000.00
Monthly expenses: $ 3500.00
Housing: $1210.00
Insurance: $ 142.00
Car expenses: $ 450.00
Utilities: $ avg 100.00
Phone, cable, internet: $ 150.00
Food, entertainment: $ 450.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 900.00
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$389.50

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	24y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,449	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	thoughtful-commerce3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Blue Listings Nest
Purpose of loan: Advertising and Equipment
This loan will be used to... to obtain additional customers

My financial situation:
I am a good candidate for this loan because...I pay all my bills on time and my mortgage and i have am currently employed outside of the company I am looking to build up. I also split my bills on the mortgage with my son.

Monthly net income: $2658
Monthly expenses: $960.99
Housing: $500
Insurance: $0
Car expenses: $0
Utilities: $150
Phone, cable, internet: $80.99
Food, entertainment: $80
Clothing, household expenses: $100
Credit cards and other loans: $85
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$384.75

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	17	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,139
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	admirable-contract8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...personal stuff

My financial situation:
I am a good candidate for this loan because...I am responsible with my payments

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 671157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1997	Debt/Income ratio:	49%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Architect
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,611	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	interest-igloo7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consoliate my debt and help me get my feet on the ground.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I just need help getting my feet above water so that I can provide a better future for my daughter. This loan would help me be able to stand up strong and get my debt paid off more quickly. My goal is to have all of my credit cards paid off in 3 years.

Monthly net income: $3400
Monthly expenses: $
Housing: $800
Insurance: $90
Car expenses: $342
Utilities: $150
Phone, cable, internet: $350
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 672911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$259.42

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2000	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,024	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	juicencar	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my debt

My financial situation:
I am a good candidate for this loan because...I can afford my monthly payments now and if I'm given this loan it will be less than what I am paying now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$13,000	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$346.16

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1990	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,425	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	note-doughnut4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
pay off credit card debt

My financial situation:
I am a good candidate for this loan because...
I always pay my bills on time, I have a good career in a great facility. I just want my debt paid off and I am going to cut up my credit cards as soon as i can secure a loan!!

Monthly net income: $4,0000
Monthly expenses: $
Housing: $1110
Insurance: $150.00
Car expenses: $0
Utilities: $50.00
Phone, cable, internet: $100.00
Food, entertainment: $400
Clothing, household expenses: $100.00
Credit cards and other loans: $1500
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$131.97

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1998	Debt/Income ratio:	50%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,938	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	transaction-wicket90	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: to pay down high rate balances on credit card
This loan will be used to...to pay down high rate balances on credit card

My financial situation: good
I am a good candidate for this loan because...i will payoff my credit cards and i will pay all my dues on time

Monthly net income: $800.00
Monthly expenses: $200.00
Housing: $177.00
Insurance: $
Car expenses: $
Utilities: $100.00
Phone, cable, internet: $132.00
Food, entertainment: $food stamp 200.00
Clothing, household expenses: $
Credit cards and other loans: $200.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 673481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,400.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$15,680	Estimated loss*:	1.49%
Term:	36 months

Lender yield:	7.14%	Borrower rate/APR:	8.14% / 9.48%	Monthly payment:	$703.38

Lender servicing fee:	1.00%	Effective Yield*:	7.01%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1993	Debt/Income ratio:	14%
Credit score:	820-839 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	24y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,868	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	deal-horse358	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
I will use the loan for Home improvement and pay off my credit card.
My financial situation:
I am a good person for this loan because I have good Credit report and good job.. I will keep up with the payment of the new loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 674317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,194	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	integrity-razor2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay off personal loan. Cover travel costs for recent job. Keep mortguage current.

My financial situation: Started new job that I was at from last fall till July this year. Worked closer to home for a few months now back at old job again. Cutting it close on some bills need some breathing room until more overtime kicks in in January .
I am a good candidate for this loan because...
I keep current on bills and I am a pipefitter that travels to big jobs like nuclear power plant outages and there is always work somewhere. I have been in my home for 13 years.

Monthly net income: $5500$
Monthly expenses: $2000
Housing: $2200$
Insurance: $280
Car expenses: $450$
Utilities: $200
Phone, cable, internet: $250
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 674455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,450	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$356.32

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1970	Debt/Income ratio:	112%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,655	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	trustworthy-credit941	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 674639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$12,500	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$354.75

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1998	Debt/Income ratio:	37%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,282	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	social-guard4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards,pay off car,

My financial situation:
I am a good candidate for this loan because...i pay my bill,i am a responsible person

Monthly net income: $3500
Monthly expenses: $
Housing: $850
Insurance: $250
Car expenses: $400
Utilities: $150
Phone, cable, internet: $300
Food, entertainment: $250
Clothing, household expenses: $250
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$842.23

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2003	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,545	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	trustworthy-wealth833	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to pay the extensive medical bills not covered by insurance I incurred from having open heart surgery on October 25, 2012 to replace the aortic valve.

My financial situation:
I am a good candidate for this loan because I have a great work history working as a Business Analyst for the past 10+ years. Have a decent credit rating that continues to improve. I have an excellent debt to income ratio as my income has steadily increased while my debts have decreased drastically.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$384.75

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1993	Debt/Income ratio:	23%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,430	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	wise-youthful-hope	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because...I'm retired and have a steady income for life

Monthly net income: $6,500.00
Monthly expenses: $3325.00
Housing: $998.00
Insurance: $75.00
Car expenses: $500.00
Utilities: $225.00
Phone, cable, internet: $225.00
Food, entertainment: $500.00
Clothing, household expenses: $as needed
Credit cards and other loans: $600.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$457.31

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-2005	Debt/Income ratio:	303%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,279	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	revenue-curriculum5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5000.00
Monthly expenses: $2000.00
Housing: $515.00
Insurance: $200.00
Car expenses: $375.00
Utilities: $150.00
Phone, cable, internet: $80.00
Food, entertainment: $100.00
Clothing, household expenses: $100.00
Credit cards and other loans: $200.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,200	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	currency-harbor4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Make inprovements on my home
My financial situation:
I am a good candidate for this loan because...
I have a long track record of solid earnings and better market conditions coming in 2013.

Monthly net income: $6,600
Monthly expenses: $750
Housing: $750
Insurance: $100
Car expenses: $359
Utilities: $185
Phone, cable, internet: $ 126
Food, entertainment: $300
Clothing, household expenses: $75
Credit cards and other loans: $ 1250
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$117.15

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1989	Debt/Income ratio:	29%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,631	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	silver-nirvana9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...
It will Help me get rid of my other debt and have a lower payment

Monthly net income: $47000.00
Monthly expenses: $
Housing: $ 900.00
Insurance: $ 50.00
Car expenses: $0
Utilities: $80.00
Phone, cable, internet: $100.00
Food, entertainment: $100.00
Clothing, household expenses: $0
Credit cards and other loans: $8000.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$399.41

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2001	Debt/Income ratio:	6%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	0y 10m
Amount delinquent:	$14,817	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,201	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	self-reliant-capital21	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liberty Transit, Inc.
Purpose of loan: To finance a truck for my brother.
I'm helping my brother make more money by buying him a truck . Both of us will make money of this investment.

My financial situation:
I have a steady job and this would be secondary income.

Monthly net income: $ 5000
Monthly expenses: $ 2350
Housing: $1100
Insurance: $150
Car expenses: $ 300
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 500
Clothing, household expenses: $ 100
Credit cards and other loans: $ 0
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$447.13

Lender servicing fee:	1.00%	Effective Yield*:	17.83%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1977	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,226	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	p2p-paradise621	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt and move back to Twin Cities.

My financial situation:
I am a good candidate for this loan because...My husgand's income combined with my SSDI provides us with the cash flow to pay off this loan. We are 100% current with all financial obligations.

Monthly net income: $ 7000
Monthly expenses: $600
Housing: $1150
Insurance: $300
Car expenses: $200
Utilities: $85
Phone, cable, internet: $150
Food, entertainment: $75
Clothing, household expenses: $100
Credit cards and other loans: $1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1968	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 25	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	70	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$106,507	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	sc430-wlj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2012) 640-659 (Dec-2011) 740-759 (May-2011)
Principal balance:	$3,730.14	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate high interest loans credit cards.

My financial situation:
I am a good candidate for this loan because...I pay my bills on time and sometimes ahead of the due date.

Monthly net income: $15000
Monthly expenses: $
Housing: $2400
Insurance: $103.00
Car expenses: $381.10
Utilities: $130.00
Phone, cable, internet: $164.00
Food, entertainment: $400.00
Clothing, household expenses: $130
Credit cards and other loans: $950
Other expenses: $650.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	13.21%	Borrower rate/APR:	14.21% / 16.52%	Monthly payment:	$584.43

Lender servicing fee:	1.00%	Effective Yield*:	12.74%
		Estimated return*:	9.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1984	Debt/Income ratio:	23%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	23y 9m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,565	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	invincible-value0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate and pay off higher interest credit cards. Some of which I assumed during my divorce.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I have the income to pay on them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	18.82%	Borrower rate/APR:	19.82% / 22.26%	Monthly payment:	$395.91

Lender servicing fee:	1.00%	Effective Yield*:	17.77%
		Estimated return*:	12.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1999	Debt/Income ratio:	21%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,159	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	wealth-bloom8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Pya off Credit Cards

My financial situation:
I am a good candidate for this loan because...I have a good credit history

Monthly net income: $4912
Monthly expenses:
Housing: $929
Insurance: $263
Car expenses: $287
Utilities: $
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $600
Other expenses: $
300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$311.60

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1994	Debt/Income ratio:	14%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,970	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	worth-conductor497	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $13000
Monthly expenses: $6500
Housing: $2500
Insurance: $included in house payment
Car expenses: $240
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $1000
Clothing, household expenses: $250
Credit cards and other loans: $2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$368.95

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1995	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,711	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	guard472481	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	0.74%
Term:	36 months

Lender yield:	6.24%	Borrower rate/APR:	7.24% / 8.58%	Monthly payment:	$154.93

Lender servicing fee:	1.00%	Effective Yield*:	6.18%
		Estimated return*:	5.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1993	Debt/Income ratio:	12%
Credit score:	780-799 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,483	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	Petefunk	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	7 ( 100% )	780-799 (Latest)
Principal borrowed:	$20,500.00	< 31 days late:	0 ( 0% )	820-839 (Jun-2012) 840-859 (Oct-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Vacation
This will be my third prosper loan. I have never missed a prosper loan payment and that would not change on this loan. It is easy to see from my credit record that I always meet the rest of my financial obligations on time too. In this case, an uxpected vacation oppurtunity has come up, but I dont have enough cash-on-hand to take advantage of this oppurtunity. I earn a nice salary, but I am currently not in a position to come up with the financing that I need as quickly as I need it. I prefer a prosper loan to oppening a credit card or line of credit. This loan will help me get the cash I need and give you as close to a sure thing as you can get from lending money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.99%
Term:	36 months

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$520.64

Lender servicing fee:	1.00%	Effective Yield*:	13.37%
		Estimated return*:	8.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1987	Debt/Income ratio:	54%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,564	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	searcher272	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay off credit cards

My financial situation:
I am a good candidate for this loan because...I want to get out of debt

Monthly net income: $196.28
Monthly expenses: $
Housing: $150.00
Insurance: $40.00
Car expenses: $
Utilities: $375.00
Phone, cable, internet: $155.00
Food, entertainment: $50.00
Clothing, household expenses: $0
Credit cards and other loans: $800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$194.75

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1992	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,636	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	appetizing-credit276	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt so We can refinance our house at a much lower payment.

My financial situation:
I am a good candidate for this loan because... of my job security.

Monthly net income: $1400.00
Monthly expenses: $
Housing: $0
Insurance: $184.00
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200.00
Clothing, household expenses: $200.00
Credit cards and other loans: $300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$710.97

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1986	Debt/Income ratio:	0%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$24,431	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	urbane-order067	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 676905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	7.99%
Term:	12 months

Lender yield:	14.63%	Borrower rate/APR:	15.63% / 23.42%	Monthly payment:	$271.67

Lender servicing fee:	1.00%	Effective Yield*:	13.58%
		Estimated return*:	5.59%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1998	Debt/Income ratio:	32%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,501	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	first-bazaar-turtle	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay holiday bills..

My financial situation:
I am a good candidate for this loan because I always pay on time. My credit is important to me.

Monthly net income: $78000
Monthly expenses: $1350
Housing: $ NA
Insurance: $ NA
Car expenses: $260 (included above)
Utilities: $NA
Phone, cable, internet: $NA
Food, entertainment: $NA
Clothing, household expenses: $
Credit cards and other loans: $$1150 (included above)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,850	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	19.81%	Borrower rate/APR:	20.81% / 23.28%	Monthly payment:	$417.67

Lender servicing fee:	1.00%	Effective Yield*:	18.63%
		Estimated return*:	12.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1984	Debt/Income ratio:	19%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,208	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	epic-p2p5	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2012) 660-679 (Nov-2011) 640-659 (Nov-2010) 640-659 (Oct-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Car Repairs/Medical Bill/Credit Crd
Purpose of loan:
This loan will be used to buy tires for my car and put a transmission in my spouse?s car. Also need to pay medical bills for my child who was sick this summer. Lastly, pay off the credit card used to pay funeral and travel expenses when my father passed away this spring.

My financial situation:
I am a good candidate for this loan because all of my bills are paid on time or ahead of time and I pay more than the minimum payment. My financial status is stable and just purchased a house that is $250 a month less than my rent payment was. Also, even though I changed jobs a few months ago, I was at my last job for over 12 years and plan to be at this one for longer than that.

Monthly net income: $4400.00
Monthly expenses: $3,610
Housing: $1,150
Insurance: $362
Car expenses: $250
Utilities: $155
Phone, cable, internet: $395
Food, entertainment: $700
Clothing, household expenses: $100
Credit cards and other loans: $218
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$151.99

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1989	Debt/Income ratio:	11%
Credit score:	760-779 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	7y 10m
Amount delinquent:	$66	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	auction-leather1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$79.44

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1993	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	34y 11m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	66	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	five-star-bill9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills/Christmas
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2400.
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$435.42

Lender servicing fee:	1.00%	Effective Yield*:	6.41%
		Estimated return*:	5.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1989	Debt/Income ratio:	13%
Credit score:	820-839 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	23y 2m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,543	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	Win-Win_situation	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to...
Obtain a lower interest rate on a timeshare we recently purchased.

My financial situation:
I am a good candidate for this loan because...

I have excellent credit rating and I pride myself in paying off my debts in full. I am planning on making more than the minimum payment to try and finish the loan ahead of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	7.99%
Term:	60 months

Lender yield:	22.33%	Borrower rate/APR:	23.33% / 25.86%	Monthly payment:	$340.56

Lender servicing fee:	1.00%	Effective Yield*:	20.76%
		Estimated return*:	12.77%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1984	Debt/Income ratio:	31%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	16y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,697	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	peace-cedar8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2450.00
Monthly expenses: $
Housing: $.0
Insurance: $0
Car expenses: $300.00
Utilities: $200.00
Phone, cable, internet: $240.00
Food, entertainment: $50.00
Clothing, household expenses: $200.00
Credit cards and other loans: $600.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$359.94

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,721	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	pagoda930	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Conductor/Railroad
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3500
Monthly expenses: $1200
Housing: $600
Insurance: $250
Car expenses: $180
Utilities: $230
Phone, cable, internet: $160
Food, entertainment: $340
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2000	Debt/Income ratio:	39%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,768	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	ferocious-pound1	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$513.00

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1983	Debt/Income ratio:	22%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,174	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	dedication-amusement092	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... consolidate debt and provide cash flow to a new business I just opened, a language school

My financial situation:
I am a good candidate for this loan because... I earn enough income to cover it, and my work is stable and consistent

Monthly net income: $5000
Monthly expenses: $
Housing: $1850
Insurance: $150
Car expenses: $410
Utilities: $350
Phone, cable, internet: $250
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $733
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1985	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,749	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	majestic-investment22	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	5.74%
Term:	12 months

Lender yield:	11.46%	Borrower rate/APR:	12.46% / 18.19%	Monthly payment:	$356.26

Lender servicing fee:	1.00%	Effective Yield*:	10.80%
		Estimated return*:	5.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1986	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,184	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	nourishing-money595	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off a credit card balance.
My financial situation:
I am a good candidate for this loan because...
I have sufficient income to pay the loan off within 1 year, and I have a history of making my monthly payments on time, and for the minimum amount or more than the minimum.

Monthly net income: $4,400
Monthly expenses:
Housing: $780
Insurance: $175
Car expenses: $340
Utilities: $100
Phone, cable, internet: $133
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,500	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$161.08

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1989	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$671	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	delicious-kindness554	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because... I have a full-time job that pays $37000 annually, plus commission. My commission annually is between $5000-$8000. I have a Discover credit card that will be paid off at the end of the year. I have a Orchard Bank credit card that will be paid off next month. I am very responsible and pay my bills on time every month. My monthly expenses are minimal.

Monthly net income: $2320
Monthly expenses: $ 862
Housing: $ 0
Insurance: $ 50
Car expenses: $412
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 300
Clothing, household expenses: $ 0
Credit cards and other loans: $ 100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$451.24

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	1%
Credit score:	680-699 (Nov-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	15y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,453	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	worlds-best-nickel8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3842
Monthly expenses: $3138
Housing: $465
Insurance: $93
Car expenses: $565
Utilities: $350
Phone, cable, internet: $300
Food, entertainment: $100
Clothing, household expenses: $400
Credit cards and other loans: $380
Other expenses: $485
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	30.65%	Borrower rate/APR:	31.65% / 34.41%	Monthly payment:	$283.68

Lender servicing fee:	1.00%	Effective Yield*:	27.88%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	40%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,388	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	euro-workhorse1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation & Home Imprvmnt
Purpose of loan:
This loan will be used to do some updates to my half bathroom. I would also like to get my driveway repaved because whenever it rains or when the snow melts the water just sits in the driveway.

My financial situation:
I am a good candidate for this loan because I feel I would take care of all the necessities of my home and pay off the charge cards so I can start leaving debt free. My goal is to be credit card free by the age of 40. Then I can also do more updates to my home.

Monthly net income: $1500
Monthly expenses: $
Housing: $505.00
Insurance: $210.00
Car expenses: $289.89
Utilities: $
Phone, cable, internet: $206.00
Food, entertainment: $150.00 monthly
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1999	Debt/Income ratio:	18%
Credit score:	760-779 (Nov-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,633	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	basis-tulip5	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because

Monthly net income: $5000.00
Monthly expenses: $
Housing: $0.00
Insurance: $0.00
Car expenses: $450.00
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: 800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$18,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$517.61

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1993	Debt/Income ratio:	26%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,598	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	money-reformer9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I am able to make the payments on current cards, but I want a fixed term to pay them off.

Monthly net income: $ 4800.00
Monthly expenses: $ 2060.00
Housing: $ 450.00
Insurance: $ 120.00
Car expenses: $ 440.00
Utilities: $ incl in rent
Phone, cable, internet: $ 100.00
Food, entertainment: $ 400.00
Clothing, household expenses: $
Credit cards and other loans: $ 550.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	2.74%
Term:	60 months

Lender yield:	11.71%	Borrower rate/APR:	12.71% / 14.99%	Monthly payment:	$452.10

Lender servicing fee:	1.00%	Effective Yield*:	11.35%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1994	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,795	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	tolerant-dime626	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home buying
Purpose of loan:
This loan will be used to...home buying

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,450.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,815	Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$186.64

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1987	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,917	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	funds-rascal2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2011)
Principal balance:	$3,471.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...I am employed with excellent potential for commissions. I have a collage age daughter which has made the credit card borrowing necessary as we were out of state residents last year. We are now in-state residents and are eligable for instate rates to the college costs are much less of an issue. If I could consolidate the current credit card debt into one monthly payment it would free up hundreds of dollars per month.

Monthly net income: $$4300.00
Monthly expenses: $ $3818.00
Housing: $1333.00
Insurance: $275.00
Car expenses: $558.00
Utilities: $382.00
Phone, cable, internet: $110.00
Food, entertainment: $560.00
Clothing, household expenses: $150.00
Credit cards and other loans: $350.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,113.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$20,113	Estimated loss*:	7.49%
Term:	60 months

Lender yield:	21.62%	Borrower rate/APR:	22.62% / 25.13%	Monthly payment:	$562.61

Lender servicing fee:	1.00%	Effective Yield*:	20.16%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2000	Debt/Income ratio:	16%
Credit score:	640-659 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,169	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	generator814	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2011) 640-659 (May-2010) 640-659 (Jan-2010)
Principal balance:	$4,886.23	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Loan consolidation/Used vehicle
Purpose of loan: Hello, I'm a Registered Nurse seeking a loan for debt consolidation and to purchase a used vehicle. My financial situation is good, my job and career are secure (18 yrs as nurse, time at previous employer- 12 years), I don't carry much debt, and I don't waste my money on extravagant things (kids call my "cheap" all the time).
Monthly net income: $ 5200
Monthly expenses: $ 4400
Housing: $ 1700
Insurance: $ 500
Car expenses: $ 500
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $750
Clothing, household expenses: $ 100
Credit cards and other loans: $ 400
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,250	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$416.23

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1990	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	20y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,539	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	dime-image3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidation and home improvement

My financial situation:
I am a good candidate for this loan because...pay bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$152.44

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1982	Debt/Income ratio:	446%
Credit score:	740-759 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	35y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,816	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	goodhearted-order8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...i pay on time

Monthly net income: $1688
Monthly expenses: $800
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $170
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$463.33

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1999	Debt/Income ratio:	57%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 18	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,677	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	KC_STL	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$470.87

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1987	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,978	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	blue-money-enlightenment	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3600.00
Monthly expenses: $3137.00
Housing: $1200.00
Insurance: $0
Car expenses: $37.00
Utilities: $130.00
Phone, cable, internet: $120.00
Food, entertainment: $250.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 677941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$243.90

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1984	Debt/Income ratio:	50%
Credit score:	720-739 (Nov-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,598	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	blissful-rupee8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements & Personal
Purpose of loan:
This loan will be used to... upgrade some things in my home & rental and some debt consolidation

My financial situation: Good

I am a good candidate for this loan because...I always pay my bills on time, own both my homes outright, own my car, and have income from my rental and social security

Monthly net income: $ 1,750 per month
Monthly expenses: $ 900.00 per month
Housing: $ 0
Insurance: $ 130.00 per month
Car expenses: $ 45.00 per month
Utilities: $ 150.00 per month
Phone, cable, internet: $ 184.00 per month
Food, entertainment: $ 250.00 per month
Clothing, household expenses: $ 50.00 per month
Credit cards and other loans: $ 100.00 per month
Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 678049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2002	Debt/Income ratio:	37%
Credit score:	700-719 (Nov-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,808	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	best-thoughtful-dough	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: ConsolidationThis loan will be used to... ConsolidateMy financial situation: GoodI am a good candidate for this loan because... My credit score is a 719. I am in the US Military. Monthly net income: $5000Monthly expenses: $4000Housing: $508Insurance: $ 130Car expenses: $ 800Utilities: $ 300Phone, cable, internet: $ 240Food, entertainment: $ 650Clothing, household expenses: $ 300Credit cards and other loans: $ 500Other expenses: $
Information in the Description is not verified.